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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 10, 1998 (MARCH 5,
1998)



                              CENDANT CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                     1-10308                     06-0918165
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(STATE OR OTHER                (COMMISSION                 (IRS EMPLOYER
JURISDICTION OF                FILE NUMBER)                IDENTIFICATION NO.)
INCORPORATION)

         6 SYLVAN WAY, PARSIPPANY, NJ                           07054
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         973-428-9700
                                                           ------------

                                NOT APPLICABLE
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FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT



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ITEM 5.           OTHER EVENTS.

                  On March 5, 1998, Cendant Corporation ("Cendant") entered into a Distribution Agreement in connection with the establishment of a program for the offering of up to $1,010,000,000 aggregate principal amount of fixed and floating rate Medium-Term Notes (the "Notes") under Cendant's shelf Registration Statement on Form S-3 (Registration No. 333-45227).

                  Copies of the Distribution Agreement, the Officers' Certificate delivered pursuant to the Indenture (the "Indenture"), dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee, the forms of fixed and floating rate Notes and the Indenture are being filed as exhibits to this Current Report on Form 8-K, and hereby are incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

                           1.1 Distribution Agreement, dated March 5, 1998, among Cendant Corporation, Bear, Stearns & Co. Inc., Chase Securities Inc., Lehman Brothers and Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                           4.1      Officers' Certificate of Cendant
                                    Corporation, dated March 5, 1998, delivered pursuant to the terms of the Indenture, dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York.

                           4.2 Indenture , dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee, (incorporated by reference to
                                    Exhibit 4.4 to Cendant's Current Report on
                                    Form 8-K dated March 6, 1998).


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                           4.3      Form of Fixed Rate Note.

                           4.4      Form of Floating Rate Note.

                           5.1 Opinion of Eric J. Bock regarding the legality of the Notes registered in the Registration Statement on Form S-3 (File No. 333-45227).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cendant Corporation
                                                  (Registrant)



Date:  March 9, 1998                    By:   /s/ Jeanne M. Murphy
                                              --------------------

                                              Jeanne M. Murphy
                                              Senior Vice President, Corporate
                                              Counsel and Assistant Secretary



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                                 EXHIBIT INDEX

Exhibit
  No.                Description

1.1 Distribution Agreement, dated March 5, 1998, among Cendant Corpo-ration, Bear, Stearns & Co. Inc., Chase Securities Inc., Lehman Brothers and Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 Officers' Certificate of Cendant Corporation, dated March 5, 1998, delivered pursuant to the terms of the Indenture, dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York.

4.2 Indenture, dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee, (incorporated by reference to Exhibit 4.4 to Cendant's Current Report on Form 8-K dated March 6, 1998).

4.3         Form of Fixed Rate Note.

4.4         Form of Floating Rate Note.

5.1 Opinion of Eric J. Bock regarding the legality of the Notes registered in the Registration Statement on Form S-3 (File No. 333-45227).



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